Exhibit 99.1

Citizens Financial Group, Inc.

Financial Supplement

Second Quarter 2016

CONSOLIDATED FINANCIAL HIGHLIGHTS

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q16 Change						2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16		2Q15		2016	2015	2015
						$	%	$	%			$	%
SELECTED OPERATING DATA
Total revenue	$1,278	$1,234	$1,232	$1,209	$1,200	$44	4%	$78	7%	$2,512	$2,383	$129	5%
Noninterest expense	827	811	810	798	841	16	2	(14)	(2)	1,638	1,651	(13)	(1)

Profit before provision for credit losses	451	423	422	411	359	28	7	92	26	874	732	142	19
Provision for credit losses	90	91	91	76	77	(1)	(1)	13	17	181	135	46	34
NET INCOME	243	223	221	220	190	20	9	53	28	466	399	67	17
Net income, excluding restructuring charges and special items[1]	243	223	221	220	215	20	9	28	13	466	430	36	8
Net income available to common stockholders	243	216	221	213	190	27	13	53	28	459	399	60	15
Net income available to common stockholders, excluding restructuring charges and special items[1]	243	216	221	213	215	27	13	28	13	459	430	29	7
PER COMMON SHARE DATA
Basic earnings	$0.46	$0.41	$0.42	$0.40	$0.35	$0.05	12%	$0.11	31%	$0.87	$0.74	$0.13	18%
Diluted earnings	0.46	0.41	0.42	0.40	0.35	0.05	12	0.11	31	0.87	0.73	0.14	19
Basic earnings, excluding restructuring charges and special items[1]	0.46	0.41	0.42	0.40	0.40	0.05	12	0.06	15	0.87	0.79	0.08	10
Diluted earnings, excluding restructuring charges and special items[1]	0.46	0.41	0.42	0.40	0.40	0.05	12	0.06	15	0.87	0.79	0.08	10
Cash dividends declared and paid per share	0.12	0.10	0.10	0.10	0.10	0.02	20	0.02	20	0.22	0.20	0.02	10
Book value	37.76	37.28	36.76	36.68	36.00	0.48	1	1.76	5	37.76	36.00	1.76	5
Tangible book value[1]	25.72	25.21	24.63	24.52	24.03	0.51	2	1.69	7	25.72	24.03	1.69	7
COMMON SHARES OUTSTANDING
Average: Basic	528,968,330	528,070,648	527,648,630	530,985,255	537,729,248	897,682	—%	(8,760,918)	(2%)	528,519,489	541,986,653	(13,467,164)	(2%)
Diluted	530,365,203	530,446,188	530,275,673	533,398,158	539,909,366	(80,985)	—	(9,544,163)	(2)	530,396,871	544,804,268	(14,407,397)	(3)
Common shares at period-end	529,094,976	528,933,727	527,774,428	527,636,510	537,149,717	161,249	—	(8,054,741)	(1)	529,094,976	537,149,717	(8,054,741)	(1)
Closing share price	$19.98	$20.95	$26.19	$23.86	$27.31	($0.97)	(5)	($7.33)	(27)	$19.98	$27.31	($7.33)	(27)
Market capitalization	10,571	11,081	13,822	12,589	14,670	(510)	(5)	(4,099)	(28)	10,571	14,670	(4,099)	(28)
SEGMENT NET INCOME
Consumer Banking	$90	$71	$67	$68	$66	$19	27%	$24	36%	$161	$127	$34	27%
Commercial Banking	164	133	152	145	135	31	23	29	21	297	282	15	5
Other	(11)	19	2	7	(11)	(30)	(158)	—	—	8	(10)	18	(180)

NET INCOME	$243	$223	$221	$220	$190	$20	9%	$53	28%	$466	$399	$67	17%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q16 Change								2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16			2Q15			2016	2015	2015
						$		%	$		%			$		%
FINANCIAL RATIOS
Net interest margin	2.84%	2.86%	2.77%	2.76%	2.72%	(2	) bps		12	bps		2.85%	2.74%	11	bps
Return on average common equity	4.94	4.45	4.51	4.40	3.94	49	bps		100	bps		4.70	4.15	55	bps
Return on average common equity, excluding restructuring charges and special items[1]	4.94	4.45	4.51	4.40	4.45	49	bps		49	bps		4.70	4.47	23	bps
Return on average tangible common equity[1]	7.30	6.61	6.75	6.60	5.90	69	bps		140	bps		6.96	6.21	75	bps
Return on average tangible common equity, excluding restructuring and special items[1]	7.30	6.61	6.75	6.60	6.67	69	bps		63	bps		6.96	6.70	26	bps
Return on average total assets	0.69	0.65	0.64	0.65	0.56	4	bps		13	bps		0.67	0.60	7	bps
Return on average total assets, excluding restructuring charges and special items[1]	0.69	0.65	0.64	0.65	0.64	4	bps		5	bps		0.67	0.65	2	bps
Return on average total tangible assets[1]	0.72	0.68	0.67	0.68	0.59	4	bps		13	bps		0.70	0.63	7	bps
Return on average total tangible assets, excluding restructuring and special items[1]	0.72	0.68	0.67	0.68	0.67	4	bps		5	bps		0.70	0.68	2	bps
Effective income tax rate	32.61	32.87	33.45	34.12	32.69	(26	) bps		(8	) bps		32.73	33.21	(48	) bps
Efficiency ratio[1]	64.71	65.66	65.76	66.02	70.02	(95	) bps		(531	) bps		65.18	69.27	(409	) bps
Efficiency ratio, excluding restructuring and special items[1]	64.71	65.66	65.76	66.02	66.70	(95	) bps		(199	) bps		65.18	67.17	(199	) bps
CAPITAL RATIOS - PERIOD END (PRELIMINARY)[2]
CET1 capital ratio	11.5%	11.6%	11.7%	11.8%	11.8%
Tier 1 capital ratio	11.7	11.9	12.0	12.0	12.1
Total capital ratio	14.9	15.1	15.3	15.4	15.3
Tier 1 leverage ratio	10.3	10.4	10.5	10.4	10.4
SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$145,183	$140,077	$138,208	$135,447	$137,251	$5,106		4%	$7,932		6%	$145,183	$137,251	$7,932		6%
Loans and leases:
Commercial	49,557	47,972	46,214	45,269	45,068	1,585		3	4,489		10	49,557	45,068	4,489		10
Retail	53,994	53,019	52,828	52,162	51,470	975		2	2,524		5	53,994	51,470	2,524		5

Total loans and leases	103,551	100,991	99,042	97,431	96,538	2,560		3	7,013		7	103,551	96,538	7,013		7
Deposits	$106,257	$102,606	$102,539	$101,866	$100,615	$3,651		4	$5,642		6	$106,257	$100,615	$5,642		6
Long-term borrowed funds	11,810	10,035	9,886	4,153	3,890	1,775		18	7,920		204	11,810	3,890	7,920		204
Total stockholders’ equity	20,226	19,965	19,646	19,600	19,586	261		1	640		3	20,226	19,586	640		3
Loans-to-deposits ratio (period-end balances)[3]	98.25%	99.16%	96.94%	96.06%	96.64%	(91	) bps		161	bps		98.25%	96.64%	161	bps
Loans-to-deposits ratio (average balances)[3]	99.52	98.66	97.21	96.29	97.49	86	bps		203	bps		99.10	98.02	108	bps
Full-time equivalent colleagues	17,828	17,902	17,714	17,817	17,903	(74)		—%	(75)		—%	17,828	17,903	(75)		—%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.
[2]	Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the Basel III standardized transitional approach.
[3]	Ratios include loans and leases held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q16						2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16		2Q15		2016	2015	2015
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$896	$868	$830	$812	$790	$28	3%	$106	13%	$1,764	$1,569	$195	12%
Interest and fees on loans held for sale	3	3	2	3	3	—	—	—	—	6	3	3	100
Interest and fees on other loans held for sale	4	1	—	3	3	3	NM	1	33	5	6	(1)	(17)
Investment securities	141	145	153	154	155	(4)	(3)	(14)	(9)	286	314	(28)	(9)
Interest-bearing deposits in banks	2	2	1	2	1	—	—	1	100	4	2	2	100

Total interest income	1,046	1,019	986	974	952	27	3	94	10	2,065	1,894	171	9

INTEREST EXPENSE:
Deposits	63	60	60	65	60	3	5	3	5	123	112	11	10
Federal funds purchased and securities sold under agreements to repurchase	—	1	3	4	2	(1)	(100)	(2)	(100)	1	9	(8)	(89)
Other short-term borrowed funds	12	11	16	17	19	1	9	(7)	(37)	23	34	(11)	(32)
Long-term borrowed funds	48	43	37	32	31	5	12	17	55	91	63	28	44

Total interest expense	123	115	116	118	112	8	7	11	10	238	218	20	9

Net interest income	923	904	870	856	840	19	2	83	10	1,827	1,676	151	9

NONINTEREST INCOME:
Service charges and fees	150	144	156	145	139	6	4	11	8	294	274	20	7
Card fees	51	50	60	60	60	1	2	(9)	(15)	101	112	(11)	(10)
Trust and investment services fees	38	37	39	41	41	1	3	(3)	(7)	75	77	(2)	(3)
Capital markets fees	35	22	15	21	30	13	59	5	17	57	52	5	10
Foreign exchange and letter of credit fees	21	21	23	22	22	—	—	(1)	(5)	42	45	(3)	(7)
Mortgage banking fees	25	18	20	18	30	7	39	(5)	(17)	43	63	(20)	(32)
Bank-owned life insurance income	13	13	16	14	14	—	—	(1)	(7)	26	26	—	—
Securities gains, net	4	9	10	2	9	(5)	(56)	(5)	(56)	13	17	(4)	(24)
Other income	18	16	23	30	15	2	13	3	20	34	41	(7)	(17)

Total noninterest income	355	330	362	353	360	25	8	(5)	(1)	685	707	(22)	(3)

TOTAL REVENUE	1,278	1,234	1,232	1,209	1,200	44	4	78	7	2,512	2,383	129	5
Provision for credit losses	90	91	91	76	77	(1)	(1)	13	17	181	135	46	34
NONINTEREST EXPENSE:
Salaries and employee benefits	432	425	402	404	411	7	2	21	5	857	830	27	3
Outside services	86	91	104	89	99	(5)	(5)	(13)	(13)	177	178	(1)	(1)
Occupancy	76	76	74	75	90	—	—	(14)	(16)	152	170	(18)	(11)
Equipment expense	64	65	67	62	65	(1)	(2)	(1)	(2)	129	128	1	1
Amortization of software	41	39	38	35	37	2	5	4	11	80	73	7	10
Other operating expense	128	115	125	133	139	13	11	(11)	(8)	243	272	(29)	(11)

Total noninterest expense	827	811	810	798	841	16	2	(14)	(2)	1,638	1,651	(13)	(1)

Income before income tax expense	361	332	331	335	282	29	9	79	28	693	597	96	16
Income tax expense	118	109	110	115	92	9	8	26	28	227	198	29	15

NET INCOME	$243	$223	$221	$220	$190	$20	9%	$53	28%	$466	$399	$67	17%

Net income, excluding restructuring charges and special items[1]	$243	$223	$221	$220	$215	$20	9%	$28	13%	$466	$430	$36	8%

Net income available to common stockholders	$243	$216	$221	$213	$190	$27	13%	$53	28%	$459	$399	$60	15%

Net income available to common stockholders, excluding restructuring charges and special items[1]	$243	$216	$221	$213	$215	$27	13%	$28	13%	$459	$430	$29	7%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35

CONSOLIDATED BALANCE SHEETS (unaudited)

(dollars in millions)

PERIOD END BALANCES	AS OF					JUNE 30, 2016 CHANGE
	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2016		June 30, 2015
						$	%	$	%
ASSETS:
Cash and due from banks	$976	$839	$1,099	$1,067	$961	$137	16%	$15	2%
Interest-bearing cash and due from banks	2,679	1,016	1,986	689	1,908	1,663	164	771	40
Interest-bearing deposits in banks	727	534	356	363	186	193	36	541	NM
Securities available for sale, at fair value	18,479	17,964	17,884	18,197	18,662	515	3	(183)	(1)
Securities held to maturity	4,973	5,129	5,258	5,285	5,567	(156)	(3)	(594)	(11)
Other investment securities, at fair value	73	68	70	50	44	5	7	29	66
Other investment securities, at cost	873	896	863	822	861	(23)	(3)	12	1
Loans held for sale, at fair value	478	365	325	369	397	113	31	81	20
Other loans held for sale	372	386	40	51	300	(14)	(4)	72	24
Loans and leases	103,551	100,991	99,042	97,431	96,538	2,560	3	7,013	7
Less: Allowance for loan and lease losses	(1,246)	(1,224)	(1,216)	(1,201)	(1,201)	(22)	2	(45)	4

Net loans and leases	102,305	99,767	97,826	96,230	95,337	2,538	3	6,968	7
Derivative assets	1,312	1,068	625	838	665	244	23	647	97
Premises and equipment	551	570	595	560	580	(19)	(3)	(29)	(5)
Bank-owned life insurance	1,587	1,576	1,564	1,553	1,543	11	1	44	3
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Due from broker	132	161	—	—	939	(29)	(18)	(807)	(86)
Other assets	2,790	2,862	2,841	2,497	2,425	(72)	(3)	365	15

TOTAL ASSETS	$145,183	$140,077	$138,208	$135,447	$137,251	$5,106	4%	$7,932	6%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$27,108	$27,186	$27,649	$27,373	$26,678	($78)	—%	$430	2%
Interest-bearing	79,149	75,420	74,890	74,493	73,937	3,729	5	5,212	7

Total deposits	106,257	102,606	102,539	101,866	100,615	3,651	4	5,642	6
Federal funds purchased and securities sold under agreements to repurchase	717	714	802	1,293	3,784	3	—	(3,067)	(81)
Other short-term borrowed funds	2,770	3,300	2,630	5,861	6,762	(530)	(16)	(3,992)	(59)
Derivative liabilities	1,010	832	485	641	556	178	21	454	82
Deferred taxes, net	961	852	730	637	558	109	13	403	72
Long-term borrowed funds	11,810	10,035	9,886	4,153	3,890	1,775	18	7,920	204
Due to broker	86	276	—	—	—	(190)	(69)	86	NM
Other liabilities	1,346	1,497	1,490	1,396	1,500	(151)	(10)	(154)	(10)

TOTAL LIABILITIES	124,957	120,112	118,562	115,847	117,665	4,845	4	7,292	6
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized	247	247	247	247	247	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,735	18,730	18,725	18,718	18,714	5	—	21	—
Retained earnings	2,255	2,076	1,913	1,745	1,585	163	8	628	40
Treasury stock, at cost	(858)	(858)	(858)	(857)	(607)	—	—	(251)	41
Accumulated other comprehensive loss	(159)	(236)	(387)	(259)	(359)	77	(33)	200	(56)

TOTAL STOCKHOLDERS’ EQUITY	20,226	19,965	19,646	19,600	19,586	261	1	640	3

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$145,183	$140,077	$138,208	$135,447	$137,251	$5,106	4%	$7,932	6%

Memo: Total tangible common equity[1]	$13,608	$13,333	$13,000	$12,939	$12,909	$275	2%	$699	5%

[1]	This is a non-GAAP financial measure. For further information on this measure, refer to page 31.

LOANS AND DEPOSITS

(dollars in millions)

PERIOD END BALANCES	AS OF					JUNE 30, 2016 CHANGE
	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2016		June 30, 2015
						$	%	$	%
LOANS AND LEASES:
Commercial	$35,927	$34,671	$33,264	$32,726	$33,027	$1,256	4%	$2,900	9%
Commercial real estate	9,825	9,406	8,971	8,678	8,157	419	4	1,668	20
Leases	3,805	3,895	3,979	3,865	3,884	(90)	(2)	(79)	(2)

Total commercial	49,557	47,972	46,214	45,269	45,068	1,585	3	4,489	10

Residential mortgages	13,855	13,345	13,318	12,792	12,253	510	4	1,602	13
Home equity loans	2,177	2,313	2,557	2,842	3,022	(136)	(6)	(845)	(28)
Home equity lines of credit	14,418	14,526	14,674	14,707	14,917	(108)	(1)	(499)	(3)
Home equity loans serviced by others[1]	860	930	986	1,054	1,126	(70)	(8)	(266)	(24)
Home equity lines of credit serviced by others[1]	273	339	389	441	494	(66)	(19)	(221)	(45)
Automobile	14,075	13,847	13,828	13,876	13,727	228	2	348	3
Student	5,516	5,006	4,359	3,846	3,355	510	10	2,161	64
Credit card	1,613	1,581	1,634	1,628	1,613	32	2	—	—
Other retail	1,207	1,132	1,083	976	963	75	7	244	25

Total retail	53,994	53,019	52,828	52,162	51,470	975	2	2,524	5

Total loans and leases	$103,551	$100,991	$99,042	$97,431	$96,538	$2,560	3%	$7,013	7%

Loans held for sale	$478	$365	$325	$369	$397	$113	31%	$81	20%
Other loans held for sale[2]	372	386	40	51	300	(14)	(4)	72	24

Loans and loans held for sale	$104,401	$101,742	$99,407	$97,851	$97,235	$2,659	3%	$7,166	7%

DEPOSITS:
Demand	$27,108	$27,186	$27,649	$27,373	$26,678	($78)	—%	$430	2%
Checking with interest	19,838	18,706	17,921	18,350	17,114	1,132	6	2,724	16
Regular savings	8,841	8,748	8,218	8,011	8,080	93	1	761	9
Money market accounts	37,503	35,513	36,727	35,539	35,735	1,990	6	1,768	5
Term deposits	12,967	12,453	12,024	12,593	13,008	514	4	(41)	—

Total deposits	$106,257	$102,606	$102,539	$101,866	$100,615	$3,651	4	$5,642	6

[1]	Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	As of June 30, 2016, includes $322 million of troubled debt restructured loans that were transferred from loans and leases to other loans held for sale during the first half of 2016, including $262 million of residential mortgages and $60 million of home equity loans. As of March 31, 2016, includes $373 million of troubled debt restructured loans that were transferred from loans and leases to other loans held for sale on March 31, 2016, including $288 million of residential mortgages and $85 million of home equity loans.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(dollars in millions)

AVERAGE BALANCES	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q16 Change						2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16		2Q15		2016	2015	2015
						$	%	$	%			$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$1,948	$1,675	$1,526	$1,322	$2,054	$273	16%	($106)	(5%)	$1,811	$2,073	($262)	(13%)

Taxable investment securities	24,050	23,864	24,129	24,440	25,081	186	1	(1,031)	(4)	23,957	25,019	(1,062)	(4)
Non-taxable investment securities	9	9	9	9	10	—	—	(1)	(10)	9	10	(1)	(10)

Total investment securities	24,059	23,873	24,138	24,449	25,091	186	1	(1,032)	(4)	23,966	25,029	(1,063)	(4)

Investment securities and interest-bearing deposits	26,007	25,548	25,664	25,771	27,145	459	2	(1,138)	(4)	25,777	27,102	(1,325)	(5)

Commercial	35,622	34,018	33,080	32,832	32,855	1,604	5	2,767	8	34,820	32,386	2,434	8
Commercial real estate	9,649	9,108	8,855	8,406	7,947	541	6	1,702	21	9,379	7,824	1,555	20
Leases	3,863	3,917	3,884	3,936	3,894	(54)	(1)	(31)	(1)	3,890	3,895	(5)	—

Total commercial	49,134	47,043	45,819	45,174	44,696	2,091	4	4,438	10	48,089	44,105	3,984	9

Residential mortgages	13,491	13,465	13,030	12,470	11,980	26	—	1,511	13	13,478	11,918	1,560	13
Home equity loans	2,231	2,471	2,751	2,928	3,138	(240)	(10)	(907)	(29)	2,351	3,234	(883)	(27)
Home equity lines of credit	14,477	14,632	14,659	14,813	15,084	(155)	(1)	(607)	(4)	14,554	15,196	(642)	(4)
Home equity loans serviced by others[1]	899	958	1,017	1,086	1,134	(59)	(6)	(235)	(21)	929	1,164	(235)	(20)
Home equity lines of credit serviced by others[1]	299	340	375	425	469	(41)	(12)	(170)	(36)	320	495	(175)	(35)
Automobile	13,972	13,792	13,824	13,810	13,484	180	1	488	4	13,882	13,210	672	5
Student	5,407	4,852	4,052	3,530	3,029	555	11	2,378	79	5,130	2,827	2,303	81
Credit cards	1,600	1,601	1,625	1,616	1,606	(1)	—	(6)	—	1,600	1,621	(21)	(1)
Other retail	1,167	1,108	1,047	939	986	59	5	181	18	1,137	1,013	124	12

Total retail	53,543	53,219	52,380	51,617	50,910	324	1	2,633	5	53,381	50,678	2,703	5

Total loans and leases	102,677	100,262	98,199	96,791	95,606	2,415	2	7,071	7	101,470	94,783	6,687	7
Loans held for sale, at fair value	368	306	325	327	308	62	20	60	19	337	275	62	23
Other loans held for sale[4]	440	49	13	128	146	391	NM	294	201	245	119	126	106

Interest-earning assets	129,492	126,165	124,201	123,017	123,205	3,327	3	6,287	5	127,829	122,279	5,550	5
Allowance for loan and lease losses	(1,219)	(1,212)	(1,196)	(1,197)	(1,198)	(7)	1	(21)	2	(1,216)	(1,195)	(21)	2
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Other noninterest-earning assets	7,030	6,951	6,417	6,407	6,638	79	1	392	6	6,990	6,469	521	8

Total noninterest-earning assets	12,687	12,615	12,097	12,086	12,316	72	1	371	3	12,650	12,150	500	4

TOTAL ASSETS	$142,179	$138,780	$136,298	$135,103	$135,521	$3,399	2%	$6,658	5%	$140,479	$134,429	$6,050	5%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$19,003	$17,993	$17,117	$16,934	$16,561	$1,010	6%	$2,442	15%	$18,498	$16,302	$2,196	13%
Money market and savings	44,949	44,619	44,575	44,572	42,977	330	1	1,972	5	44,784	42,325	2,459	6
Term deposits	12,581	12,199	12,201	12,730	12,576	382	3	5	—	12,390	12,381	9	—

Total interest-bearing deposits	76,533	74,811	73,893	74,236	72,114	1,722	2	4,419	6	75,672	71,008	4,664	7
Federal funds purchased and securities sold under agreements to repurchase[2]	974	881	1,635	2,880	4,372	93	11	(3,398)	(78)	927	4,489	(3,562)	(79)
Other short-term borrowed funds	3,743	3,098	4,964	5,062	6,498	645	21	(2,755)	(42)	3,421	6,732	(3,311)	(49)
Long-term borrowed funds	10,321	9,894	6,004	4,059	3,902	427	4	6,419	165	10,108	3,916	6,192	158

Total borrowed funds	15,038	13,873	12,603	12,001	14,772	1,165	8	266	2	14,456	15,137	(681)	(4)

Total interest-bearing liabilities	91,571	88,684	86,496	86,237	86,886	2,887	3	4,685	5	90,128	86,145	3,983	5
Total demand deposits	27,448	27,170	27,475	26,754	26,419	278	1	1,029	4	27,309	26,089	1,220	5
Other liabilities	3,145	3,112	2,721	2,604	2,592	33	1	553	21	3,128	2,679	449	17

TOTAL LIABILITIES	122,164	118,966	116,692	115,595	115,897	3,198	1	6,267	5	120,565	114,913	5,652	5

STOCKHOLDERS’ EQUITY	20,015	19,814	19,606	19,508	19,624	201	3	391	2	19,914	19,516	398	2

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$142,179	$138,780	$136,298	$135,103	$135,521	$3,399	2%	$6,658	5%	$140,479	$134,429	$6,050	5%

Memo: Total average tangible common equity[3]	$13,386	$13,169	$12,948	$12,834	$12,947	$217	2%	$439	3%	$13,277	$13,277	$329	3%

Total deposits (interest-bearing and demand)	$103,981	$101,981	$101,368	$100,990	$98,533	$2,000	2%	$5,448	6%	$102,981	$97,097	$5,884	6%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.
[3]	This is a non-GAAP financial measure. For further information on this measure, refer to page 30.
[4]	During the first half of 2016, certain troubled debt restructured loans were transferred from loans and leases to other loans held for sale. The average balances of troubled debt restructured loans held in other loans held for sale was $355 million and $179 million during the three and six months ended June 30, 2016, respectively.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS										FOR THE SIX MONTHS ENDED JUNE 30,
AVERAGE ANNUALIZED YIELDS & RATES	2Q16		1Q16		4Q15		3Q15		2Q15		2016		2015
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	0.39%	$2	0.42%	$2	0.41%	$1	0.44%	$2	0.22%	$1	0.40%	$4	0.20%	$2

Taxable investment securities	2.35	141	2.43	145	2.52	153	2.52	154	2.47	155	2.39	286	2.51	314
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.35	141	2.43	145	2.52	153	2.52	154	2.47	155	2.39	286	2.51	314

Investment securities and interest-bearing deposits		143		147		154		156		156		290		316

Commercial	3.09	278	3.08	264	2.92	247	2.89	243	2.83	235	3.08	542	2.83	461
Commercial real estate	2.74	67	2.69	62	2.49	56	2.50	54	2.55	51	2.71	129	2.57	101
Leases	2.45	24	2.44	24	2.44	23	2.45	24	2.56	25	2.45	48	2.55	50

Total commercial	2.97	369	2.95	350	2.80	326	2.78	321	2.75	311	2.96	719	2.76	612

Residential mortgages	3.61	122	3.76	126	3.77	123	3.76	117	3.76	113	3.68	248	3.77	225
Home equity loans	5.64	31	5.51	34	5.30	37	5.32	40	5.43	42	5.57	65	5.41	87
Home equity lines of credit	3.18	115	3.11	113	2.95	109	2.97	111	2.94	110	3.15	228	2.94	221
Home equity loans serviced by others[1]	7.11	16	6.94	17	6.94	17	6.93	19	7.04	20	7.02	33	7.06	41
Home equity lines of credit serviced by others[1]	2.02	1	2.19	2	2.40	2	2.30	3	2.56	3	2.11	3	2.57	6
Automobile	2.95	103	2.83	97	2.80	98	2.75	95	2.68	90	2.89	200	2.73	179
Student	5.07	69	5.02	60	4.97	51	5.01	45	5.05	38	5.05	129	5.09	71
Credit cards	11.18	44	11.29	45	10.91	45	10.95	44	10.92	44	11.24	89	11.01	88
Other retail	8.94	26	8.66	24	8.08	22	7.72	17	7.61	19	8.80	50	7.60	39

Total retail	3.95	527	3.91	518	3.82	504	3.79	491	3.77	479	3.93	1,045	3.80	957

Total loans and leases	3.48	896	3.46	868	3.34	830	3.32	812	3.30	790	3.47	1,764	3.32	1,569
Loans held for sale	3.41	3	3.70	3	3.44	2	3.69	3	3.41	3	3.54	6	3.36	5
Other loans held for sale	4.00	4	6.64	1	5.93	—	6.96	3	7.79	3	4.26	5	7.43	4

Total interest-earning assets	3.22	1,046	3.23%	1,019	3.15	986	3.13	974	3.08	952	3.23	2,065	3.10	1,894
INTEREST-BEARING LIABILITIES:
Checking with interest	0.16	$8	0.14	$7	0.11	$5	0.12	5	0.11	5	0.15	15	0.11	9
Money market and savings	0.29	32	0.26	29	1.27	30	0.29	33	0.27	29	0.28	61	0.26	54
Term deposits	0.74	23	0.80	24	0.84	25	0.84	27	0.81	26	0.77	47	0.79	49

Total interest-bearing deposits	0.33	63	0.32	60	0.33	60	0.34	65	0.33	60	0.33	123	0.32	112
Federal funds purchased and securities sold under agreements to repurchase[2]	0.19	—	0.23	1	0.64	3	0.52	4	0.22	2	0.21	1	0.41	9
Other short-term borrowed funds	1.25	12	1.40	11	1.26	16	1.32	17	1.18	19	1.32	23	1.00	34
Long-term borrowed funds	1.87	48	1.75	43	2.44	37	3.16	32	3.19	31	1.81	91	3.21	63

Total borrowed funds	1.60	60	1.58	55	1.74	56	1.75	53	1.43	52	1.59	115	1.40	106

Total interest-bearing liabilities	0.54	123	0.52	115	0.53	116	0.54	118	0.52	112	0.53	238	0.51	218
INTEREST RATE SPREAD	2.68%		2.71%		2.62%		2.59%		2.56%		2.70%		2.59%
NET INTEREST MARGIN	2.84		2.86		2.77		2.76		2.72		2.85		2.74
Memo Total deposits costs	0.24	63	0.24	60	0.24	60	0.25	65	0.24	60	0.24	123	0.23	112

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(dollars in millions, except ratios)

	SECOND QUARTER 2016				FIRST QUARTER 2016				CHANGE
									2Q16 from 1Q16
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$		%
Net interest income	$602	$314	$7	$923	$581	$300	$23	$904	$19		2%
Noninterest income	219	122	14	355	208	99	23	330	25		8

Total revenue	821	436	21	1,278	789	399	46	1,234	44		4
Noninterest expense	632	186	9	827	616	187	8	811	16		2

Profit before provision for credit losses	189	250	12	451	173	212	38	423	28		7
Provision for credit losses	49	(1)	42	90	63	9	19	91	(1)		(1)

Income (loss) before income tax expense (benefit)	140	251	(30)	361	110	203	19	332	29		9
Income tax expense (benefit)	50	87	(19)	118	39	70	—	109	9		8

Net income	$90	$164	($11)	$243	$71	$133	$19	$223	$20		9%

Average Balances
Total assets	$55,660	$47,388	$39,131	$142,179	$55,116	$45,304	$38,360	$138,780	$3,399		2%
Total loans and leases[2]	54,353	46,073	3,059	103,485	53,744	43,899	2,974	100,617	2,868		3
Deposits	71,863	25,113	7,005	103,981	70,871	24,833	6,277	101,981	2,000		2
Interest-earning assets	54,400	46,170	28,922	129,492	53,793	43,987	28,385	126,165	3,327		3
Key Metrics
Net interest margin	4.45%	2.74%	NM	2.84%	4.35%	2.74%	NM	2.86%	(2	) bps
Efficiency ratio[4]	76.98	42.88	NM	64.71	78.08	46.74	NM	65.66	(95	) bps
Loans-to-deposits ratio (average balances)	75.63	183.46	NM	99.52	75.83	176.78	NM	98.66	86	bps
Return on average total tangible assets[4]	0.65	1.39	NM	0.72	0.52	1.18	NM	0.68	4	bps
Return on average tangible common equity[3,4]	7.09	13.04	NM	7.30	5.59	11.19	NM	6.61	69	bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, (CONTINUED)

(dollars in millions, except ratios)

	SECOND QUARTER 2016				SECOND QUARTER 2015				CHANGE
									2Q16 from 2Q15
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$		%
Net interest income	$602	$314	$7	$923	$544	$286	$10	$840	$83		10%
Noninterest income	219	122	14	355	230	108	22	360	(5)		(1)

Total revenue	821	436	21	1,278	774	394	32	1,200	78		7
Noninterest expense	632	186	9	827	613	181	47	841	(14)		(2)

Profit before provision for credit losses	189	250	12	451	161	213	(15)	359	92		26
Provision for credit losses	49	(1)	42	90	60	7	10	77	13		17

Income (loss) before income tax expense (benefit)	140	251	(30)	361	101	206	(25)	282	79		28
Income tax expense (benefit)	50	87	(19)	118	35	71	(14)	92	26		28

Net income (loss)	$90	$164	($11)	$243	$66	$135	($11)	$190	$53		28%

Average Balances
Total assets	$55,660	$47,388	$39,131	$142,179	$52,489	$42,617	$40,415	$135,521	$6,658		5%
Total loans and leases[2]	54,353	46,073	3,059	103,485	51,024	41,467	3,569	96,060	7,425		8
Deposits	71,863	25,113	7,005	103,981	69,963	22,717	5,853	98,533	5,448		6
Interest-earning assets	54,400	46,170	28,922	129,492	51,061	41,535	30,609	123,205	6,287		5
Key Metrics
Net interest margin	4.45%	2.74%	NM	2.84%	4.28%	2.76%	NM	2.72%	12	bps
Efficiency ratio[4]	76.98	42.88	NM	64.71	79.25	46.07	NM	70.02	(531	) bps
Loans-to-deposits ratio (average balances)	75.63	183.46	NM	99.52	72.93	182.54	NM	97.49	203	bps
Return on average total tangible assets[4]	0.65	1.39	NM	0.72	0.51	1.27	NM	0.59	13	bps
Return on average tangible common equity[3,4]	7.09	13.04	NM	7.30	5.66	11.69	NM	5.90	140	bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, (CONTINUED)

(dollars in millions, except ratios)

	SIX MONTHS ENDED JUNE 30, 2016				SIX MONTHS ENDED JUNE 30, 2015				CHANGE
									2016 from 2015
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$		%
Net interest income	$1,183	$614	$30	$1,827	$1,077	$562	$37	$1,676	$151		9%
Noninterest income	427	221	37	685	449	208	50	707	(22)		(3)

Total revenue	1,610	835	67	2,512	1,526	770	87	2,383	129		5
Noninterest expense	1,248	373	17	1,638	1,209	354	88	1,651	(13)		(1)

Profit (loss) before provision for credit losses	362	462	50	874	317	416	(1)	732	142		19
Provision for credit losses	112	8	61	181	123	(14)	26	135	46		34

Income (loss) before income tax expense (benefit)	250	454	(11)	693	194	430	(27)	597	96		16
Income tax expense (benefit)	89	157	(19)	227	67	148	(17)	198	29		15

Net income (loss)	$161	$297	$8	$466	$127	$282	($10)	$399	$67		17%

Average Balances
Total assets	$55,388	$46,346	$38,745	$140,479	$52,048	$42,114	$40,267	$134,429	$6,050		5%
Total loans and leases[2]	54,049	44,986	3,017	102,052	50,644	40,857	3,676	95,177	6,875		7
Deposits	71,367	24,973	6,641	102,981	68,747	22,326	6,024	97,097	5,884		6
Interest-earning assets	54,097	45,078	28,654	127,829	50,679	40,943	30,657	122,279	5,550		5
Key Metrics
Net interest margin	4.40%	2.74%	NM	2.85%	4.29%	2.77%	NM	2.74%	11	bps
Efficiency ratio[4]	77.52	44.73	NM	65.18	79.25	46.04	NM	69.27	(409	) bps
Loans-to-deposits ratio (average balances)	75.73	180.14	NM	99.10	73.67	183.00	NM	98.02	108	bps
Return on average total tangible assets[4]	0.58	1.29	NM	0.70	0.49	1.35	NM	0.63	7	bps
Return on average tangible common equity[3,4]	6.34	12.14	NM	6.96	5.48	12.41	NM	6.21	75	bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
CONSUMER BANKING						2Q16 Change								2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16			2Q15			2016	2015	2015
						$		%	$		%			$		%
Net interest income	$602	$581	$565	$556	$544	$21		4%	$58		11%	$1,183	$1,077	$106		10%
Noninterest income	219	208	226	235	230	11		5	(11)		(5)	427	449	(22)		(5)

Total revenue	821	789	791	791	774	32		4	47		6	1,610	1,526	84		6
Noninterest expense	632	616	624	623	613	16		3	19		3	1,248	1,209	39		3

Profit before provision for credit losses	189	173	167	168	161	16		9	28		17	362	317	45		14
Provision for credit losses	49	63	65	64	60	(14)		(22)	(11)		(18)	112	123	(11)		(9)

Income before income tax expense	140	110	102	104	101	30		27	39		39	250	194	56		29
Income tax expense	50	39	35	36	35	11		28	15		43	89	67	22		33

Net income	$90	$71	$67	$68	$66	$19		27%	$24		36%	$161	$127	$34		27%

Average Balances
Total assets	$55,660	$55,116	$54,065	$53,206	$52,489	$544		1%	$3,171		6%	$55,388	$52,048	$3,340		6%
Total loans and leases[1]	54,353	53,744	52,737	51,886	51,024	609		1	3,329		7	54,049	50,644	3,405		7
Deposits	71,863	70,871	70,939	70,527	69,963	992		1	1,900		3	71,367	68,747	2,620		4
Interest-earning assets	54,400	53,793	52,785	51,928	51,061	607		1	3,339		7	54,097	50,679	3,418		7
Key Metrics
Net interest margin	4.45%	4.35%	4.25%	4.25%	4.28%	10	bps		17	bps		4.40%	4.29%	11	bps
Efficiency ratio[3]	76.98	78.08	78.85	78.72	79.25	(110	) bps		(227	) bps		77.52	79.25	(173	) bps
Loans-to-deposits ratio (average balances)	75.63	75.83	74.34	73.57	72.93	(20	) bps		270	bps		75.73	73.67	206	bps
Return on average total tangible assets[3]	0.65	0.52	0.49	0.49	0.51	13	bps		14	bps		0.59	0.49	9	bps
Return on average tangible common equity[2,3]	7.09	5.59	5.50	5.50	5.66	150	bps		143	bps		6.34	5.48	86	bps

[1]	Includes loans and leases held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
COMMERCIAL BANKING						2Q16 Change								2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16			2Q15			2016	2015	2015
						$		%	$		%			$		%
Net interest income	$314	$300	$301	$299	$286	$14		5%	$28		10%	$614	$562	$52		9%
Noninterest income	122	99	107	100	108	23		23	14		13	221	208	13		6

Total revenue	436	399	408	399	394	37		9	42		11	835	770	65		8
Noninterest expense	186	187	180	175	181	(1)		(1)	5		3	373	354	19		5

Profit before provision for credit losses	250	212	228	224	213	38		18	37		17	462	416	46		11
Provision for credit losses	(1)	9	(2)	3	7	(10)		(111)	(8)		(114)	8	(14)	22		(157)

Income before income tax expense	251	203	230	221	206	48		24	45		22	454	430	24		6
Income tax expense	87	70	78	76	71	17		24	16		23	157	148	9		6

Net income	$164	$133	$152	$145	$135	$31		23%	$29		21%	$297	$282	$15		5%

Average Balances
Total assets	$47,388	$45,304	$43,835	$43,113	$42,617	$2,084		5%	$4,771		11%	$46,346	$42,114	$4,232		10%
Total loans and leases[1]	46,073	43,899	42,642	41,993	41,467	2,174		5	4,606		11	44,986	40,857	4,129		10
Deposits	25,113	24,833	24,600	24,604	22,717	280		1	2,396		11	24,973	22,326	2,647		12
Interest-earning assets	46,170	43,987	42,777	42,070	41,535	2,183		5	4,635		11	45,078	40,943	4,135		10
Key Metrics
Net interest margin	2.74%	2.74%	2.80%	2.81%	2.76%	—	bps		(2	) bps		2.74%	2.77%	(3	) bps
Efficiency ratio[3]	42.88	46.74	44.02	43.75	46.07	(386	) bps		(319	) bps		44.73	46.04	(131	) bps
Loans-to-deposits ratio (average balances)	183.46	176.78	173.34	170.68	182.54	668	bps		92	bps		180.14	183.00	(286	) bps
Return on average total tangible assets[3]	1.39	1.18	1.37	1.34	1.27	21	bps		12	bps		1.29	1.35	(6	) bps
Return on average tangible common equity[2,3]	13.04	11.19	12.57	12.24	11.69	185	bps		135	bps		12.14	12.41	(27	) bps

[1]	Includes loans and leases held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
OTHER[1]						2Q16 Change						2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16		2Q15		2016	2015	2015
						$	%	$	%			$	%
Net interest income	$7	$23	$4	$1	$10	($16)	(70%)	($3)	(30%)	$30	$37	($7)	(19%)
Noninterest income	14	23	29	18	22	(9)	(39)	(8)	(36)	37	50	(13)	(26)

Total revenue	21	46	33	19	32	(25)	(54)	(11)	(34)	67	87	(20)	(23)
Noninterest expense	9	8	6	—	47	1	13	(38)	(81)	17	88	(71)	(81)

Profit (loss) before provision for credit losses	12	38	27	19	(15)	(26)	(68)	27	180	50	(1)	51	NM
Provision for credit losses	42	19	28	9	10	23	121	32	NM	61	26	35	135

(Loss) Income before income tax (benefit) expense	(30)	19	(1)	10	(25)	(49)	NM	(5)	(20)	(11)	(27)	16	59
Income tax (benefit) expense	(19)	—	(3)	3	(14)	(19)	NM	(5)	(36)	(19)	(17)	(2)	(12)

Net income (loss)	($11)	$19	$2	$7	($11)	($30)	(158%)	$—	—%	$8	($10)	$18	180%

Average Balances
Total assets	$39,131	$38,360	$38,398	$38,784	$40,415	$771	2%	($1,284)	(3%)	$38,745	$40,267	($1,522)	(4%)
Total loans and leases	3,059	2,974	3,158	3,367	3,569	85	3	(510)	(14)	3,017	3,676	(659)	(18)
Deposits	7,005	6,277	5,829	5,859	5,853	728	12	1,152	20	6,641	6,024	617	10
Interest-earning assets	28,922	28,385	28,639	29,019	30,609	537	2	(1,687)	(6)	28,654	30,657	(2,003)	(7)

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
CONSOLIDATED						2Q16 Change								2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16			2Q15			2016	2015	2015
						$		%	$		%			$		%
Net interest income	$923	$904	$870	$856	$840	$19		2%	$83		10%	$1,827	$1,676	$151		9%
Noninterest income	355	330	362	353	360	25		8	(5)		(1)	685	707	(22)		(3)

Total revenue	1,278	1,234	1,232	1,209	1,200	44		4	78		7	2,512	2,383	129		5
Noninterest expense	827	811	810	798	841	16		2	(14)		(2)	1,638	1,651	(13)		(1)

Profit before provision for credit losses	451	423	422	411	359	28		7	92		26	874	732	142		19
Provision for credit losses	90	91	91	76	77	(1)		(1)	13		17	181	135	46		34

Income before income tax expense	361	332	331	335	282	29		9	79		28	693	597	96		16
Income tax expense	118	109	110	115	92	9		8	26		28	227	198	29		15

Net income	$243	$223	$221	$220	$190	$20		9%	$53		28%	$466	$399	$67		17%

Average Balances
Total assets	$142,179	$138,780	$136,298	$135,103	$135,521	$3,399		2%	$6,658		5%	$140,479	$134,429	$6,050		5%
Total loans and leases[1]	103,485	100,617	98,537	97,246	96,060	2,868		3	7,425		8	102,052	95,177	6,875		7
Deposits	103,981	101,981	101,368	100,990	98,533	2,000		2	5,448		6	102,981	97,097	5,884		6
Interest-earning assets	129,492	126,165	124,201	123,017	123,205	3,327		3	6,287		5	127,829	122,279	5,550		5
Key Metrics
Net interest margin	2.84%	2.86%	2.77%	2.76%	2.72%	(2	) bps		12	bps		2.85%	2.74%	11	bps
Efficiency ratio[2]	64.71	65.66	65.76	66.02	70.02	(95	) bps		(531	) bps		65.18	69.27	(409	) bps
Loans-to-deposits ratio (average balances)	99.52	98.66	97.21	96.29	97.49	86	bps		203	bps		99.10	98.02	108	bps
Return on average total tangible assets[2]	0.72	0.68	0.67	0.68	0.59	4	bps		13	bps		0.70	0.63	7	bps
Return on average tangible common equity[2]	7.30	6.61	6.75	6.60	5.90	69	bps		140	bps		6.96	6.21	75	bps

[1]	Includes loans and leases held for sale.
[2]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q16 Change						2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16		2Q15		2016	2015	2015
						$	%	$	%			$	%
Net interest income:
Consumer Banking	$602	$581	$565	$556	$544	$21	4%	$58	11%	$1,183	$1,077	$106	10%
Commercial Banking	314	300	301	299	286	14	5	28	10	614	562	52	9
Other	7	23	4	1	10	(16)	(70)	(3)	(30)	30	37	(7)	(19)

Net interest income	$923	$904	$870	$856	$840	$19	2%	$83	10%	$1,827	$1,676	$151	9%

Noninterest income:
Consumer Banking	$219	$208	$226	$235	$230	$11	5%	($11)	(5%)	$427	$449	($22)	(5%)
Commercial Banking	122	99	107	100	108	23	23	14	13	221	208	13	6
Other	14	23	29	18	22	(9)	(39)	(8)	(36)	37	50	(13)	(26)

Noninterest income	$355	$330	$362	$353	$360	$25	8%	($5)	(1)%	$685	$707	($22)	(3%)

Total revenue:
Consumer Banking	$821	$789	$791	$791	$774	$32	4%	$47	6%	$1,610	$1,526	$84	6%
Commercial Banking	436	399	408	399	394	37	9	42	11	835	770	65	8
Other	21	46	33	19	32	(25)	(54)	(11)	(34)	67	87	(20)	(23)

Total revenue	$1,278	$1,234	$1,232	$1,209	$1,200	$44	4%	$78	7%	$2,512	$2,383	$129	5%

Noninterest expense:
Consumer Banking	$632	$616	$624	$623	$613	$16	3%	$19	3%	$1,248	$1,209	$39	3%
Commercial Banking	186	187	180	175	181	(1)	(1)	5	3	373	354	19	5
Other	9	8	6	—	47	1	13	(38)	(81)	17	88	(71)	(81)

Noninterest expense	$827	$811	$810	$798	$841	$16	2%	($14)	(2%)	$1,638	$1,651	($13)	(1%)

Profit before provision for credit losses:
Consumer Banking	$189	$173	$167	$168	$161	$16	9%	$28	17%	$362	$317	$45	14%
Commercial Banking	250	212	228	224	213	38	18	37	17	462	416	46	11
Other	12	38	27	19	(15)	(26)	(68)	27	(180)	50	(1)	51	NM

Profit before provision for credit losses	$451	$423	$422	$411	$359	$28	7%	$92	26%	$874	$732	$142	19%

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q16 Change						2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16		2Q15		2016	2015	2015
						$	%	$	%			$	%
Provision for credit losses:
Consumer Banking	$49	$63	$65	$64	$60	($14)	(22%)	($11)	(18%)	$112	$123	($11)	(9%)
Commercial Banking	(1)	9	(2)	3	7	(10)	(111)	(8)	(114)	8	(14)	22	(157)
Other	42	19	28	9	10	23	121	32	NM	61	26	35	135

Provision for credit losses	$90	$91	$91	$76	$77	($1)	(1%)	$13	17%	$181	$135	$46	34%

Income before income tax expense:
Consumer Banking	$140	$110	$102	$104	$101	$30	27%	$39	39%	$250	$194	$56	29%
Commercial Banking	251	203	230	221	206	48	24	45	22	454	430	24	6
Other	(30)	19	(1)	10	(25)	(49)	NM	(5)	20	(11)	(27)	16	(59)

Income before income tax expense	$361	$332	$331	$335	$282	$29	9%	$79	28%	$693	$597	$96	16%

Income tax expense:
Consumer Banking	$50	$39	$35	$36	$35	$11	28%	$15	43%	$89	$67	$22	33%
Commercial Banking	87	70	78	76	71	17	24	16	23	157	148	9	6
Other	(19)	—	(3)	3	(14)	(19)	100	(5)	36	(19)	(17)	(2)	12

Income tax expense	$118	$109	$110	$115	$92	$9	8%	$26	28%	$227	$198	$29	15%

Net income:
Consumer Banking	$90	$71	$67	$68	$66	$19	27%	$24	36%	$161	$127	$34	27%
Commercial Banking	164	133	152	145	135	31	23	29	21	297	282	15	5
Other	(11)	19	2	7	(11)	(30)	(158)	—	—	8	(10)	18	(180)

Net income	$243	$223	$221	$220	$190	$20	9%	$53	28%	$466	$399	$67	17%

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
AVERAGE BALANCES						2Q16 Change						2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16		2Q15		2016	2015	2015
						$	%	$	%			$	%
Total assets:
Consumer Banking	$55,660	$55,116	$54,065	$53,206	$52,489	$544	1%	$3,171	6%	$55,388	$52,048	$3,340	6%
Commercial Banking	47,388	45,304	43,835	43,113	42,617	2,084	5	4,771	11	46,346	42,114	4,232	10
Other	39,131	38,360	38,398	38,784	40,415	771	2	(1,284)	(3)	38,745	40,267	(1,522)	(4)

Total Assets	$142,179	$138,780	$136,298	$135,103	$135,521	$3,399	2%	$6,658	5%	$140,479	$134,429	$6,050	5%

Loans and leases[1]:
Consumer Banking	$54,353	$53,744	$52,737	$51,886	$51,024	$609	1%	$3,329	7%	$54,049	$50,644	$3,405	7%
Commercial Banking	46,073	43,899	42,642	41,993	41,467	2,174	5	4,606	11	44,986	40,857	4,129	10
Other	3,059	2,974	3,158	3,367	3,569	85	3	(510)	(14)	3,017	3,676	(659)	(18)

Total loans and leases	$103,485	$100,617	$98,537	$97,246	$96,060	$2,868	3%	$7,425	8%	$102,052	$95,177	$6,875	7%

Deposits:
Consumer Banking	$71,863	$70,871	$70,939	$70,527	$69,963	$992	1%	$1,900	3%	$71,367	$68,747	$2,620	4%
Commercial Banking	25,113	24,833	24,600	24,604	22,717	280	1	2,396	11	24,973	22,326	2,647	12
Other	7,005	6,277	5,829	5,859	5,853	728	12	1,152	20	6,641	6,024	617	10

Total deposits	$103,981	$101,981	$101,368	$100,990	$98,533	$2,000	2%	$5,448	6%	$102,981	$97,097	$5,884	6%

Interest-earning assets:
Consumer Banking	$54,400	$53,793	$52,785	$51,928	$51,061	$607	1%	$3,339	7%	$54,097	$50,679	$3,418	7%
Commercial Banking	46,170	43,987	42,777	42,070	41,535	2,183	5	4,635	11	45,078	40,943	4,135	10
Other	28,922	28,385	28,639	29,019	30,609	537	2	(1,687)	(6)	28,654	30,657	(2,003)	(7)

Total interest-earning assets	$129,492	$126,165	$124,201	$123,017	$123,205	$3,327	3%	$6,287	5%	$127,829	$122,279	$5,550	5%

[1]	Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

	QUARTERLY TRENDS							FOR THE SIX MONTHS ENDED JUNE 30,
KEY METRICS						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
						bps	bps			bps
Net Interest Margin (NIM)
Consumer Banking	4.45%	4.35%	4.25%	4.25%	4.28%	10	17	4.40%	4.29%	11
Commercial Banking	2.74	2.74	2.80	2.81	2.76	—	(2)	2.74	2.77	(3)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
NIM	2.84	2.86	2.77	2.76	2.72	(2)	12	2.85	2.74	11
Efficiency Ratio[3]
Consumer Banking	76.98%	78.08%	78.85%	78.72%	79.25%	(110)	(227)	77.52%	79.25%	(173)
Commercial Banking	42.88	46.74	44.02	43.75	46.07	(386)	(319)	44.73	46.04	(131)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
Efficiency Ratio	64.71	65.66	65.76	66.02	70.02	(95)	(531)	65.18	69.27	(409)
Loans to Deposits Ratio (average balance) (LDR)[1]
Consumer Banking	75.63%	75.83%	74.34%	73.57%	72.93%	(20)	270	75.73%	73.67%	206
Commercial Banking	183.46	176.78	173.34	170.68	182.54	668	92	180.14	183.00	(286)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
LDR	99.52	98.66	97.21	96.29	97.49	86	203	99.10	98.02	108
Return on Average Tangible Assets (ROTA)[3]
Consumer Banking	0.65%	0.52%	0.49%	0.51%	0.51%	13	14	0.58%	0.49%	9
Commercial Banking	1.39	1.18	1.37	1.34	1.27	21	12	1.29	1.35	(6)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
ROTA	0.72	0.68	0.67	0.68	0.59	4	13	0.70	0.63	7
Return on Average Tangible Common Equity (ROTCE)[2,3]
Consumer Banking	7.09%	5.59%	5.50%	5.67%	5.66%	150	143	6.34%	5.48%	86
Commercial Banking	13.04	11.19	12.57	12.24	11.69	185	135	12.14	12.41	(27)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
ROTCE	7.30	6.61	6.75	6.60	5.90	69	140	6.96	6.21	75

[1]	Includes loans and leases held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

CREDIT-RELATED INFORMATION

(dollars in millions)

	AS OF					JUNE 30, 2016 CHANGE
	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2016		June 30, 2015
						$	%	$	%
CREDIT EXPOSURE:
Commercial	$35,927	$34,671	$33,264	$32,726	$33,027	$1,256	4%	$2,900	9%
Commercial real estate	9,825	9,406	8,971	8,678	8,157	419	4	1,668	20
Leases	3,805	3,895	3,979	3,865	3,884	(90)	(2)	(79)	(2)

Total commercial	49,557	47,972	46,214	45,269	45,068	1,585	3	4,489	10
Residential mortgages	13,855	13,345	13,318	12,792	12,253	510	4	1,602	13
Home equity loans	2,177	2,313	2,557	2,842	3,022	(136)	(6)	(845)	(28)
Home equity lines of credit	14,418	14,526	14,674	14,707	14,917	(108)	(1)	(499)	(3)
Home equity loans serviced by others[1]	860	930	986	1,054	1,126	(70)	(8)	(266)	(24)
Home equity lines of credit serviced by others[1]	273	339	389	441	494	(66)	(19)	(221)	(45)
Automobile	14,075	13,847	13,828	13,876	13,727	228	2	348	3
Student	5,516	5,006	4,359	3,846	3,355	510	10	2,161	64
Credit card	1,613	1,581	1,634	1,628	1,613	32	2	—	—
Other retail	1,207	1,132	1,083	976	963	75	7	244	25

Total retail	53,994	53,019	52,828	52,162	51,470	975	2	2,524	5

Total loans and leases	103,551	100,991	99,042	97,431	96,538	2,560	3	7,013	7
Derivative receivable - commercial	1,297	1,057	619	828	658	240	23	639	97
Derivative receivable - retail	15	11	6	10	7	4	36	8	114

Total derivative receivable	1,312	1,068	625	838	665	244	23	647	97

Total credit-related assets	104,863	102,059	99,667	98,269	97,203	2,804	3	7,660	8
Undrawn commitments to extend credit - commercial	32,018	30,352	30,823	29,751	29,422	1,666	5	2,596	9
Financial standby letters of credit	1,946	1,921	2,010	2,077	2,181	25	1	(235)	(11)
Performance letters of credit	37	41	42	45	55	(4)	(10)	(18)	(33)
Commercial letters of credit	70	63	87	63	59	7	11	11	19
Marketing rights	46	47	47	47	49	(1)	(2)	(3)	(6)
Risk participation agreements	64	53	26	39	22	11	21	42	191

Total commercial lending-related arrangements	34,181	32,477	33,035	32,022	31,788	1,704	5	2,393	8
Undrawn commitments to extend credit - retail	26,604	26,637	25,701	25,755	26,465	(33)	—	139	1
Residential mortgage loans sold with recourse	9	10	10	11	12	(1)	(10)	(3)	(25)

Total retail lending-related arrangements	26,613	26,647	25,711	25,766	26,477	(34)	—	136	1

Total lending-related arrangements	60,794	59,124	58,746	57,788	58,265	1,670	3	2,529	4

Total credit exposure	$165,657	$161,183	$158,413	$156,057	$155,468	$4,474	3%	$10,189	7%

Memo: Total credit exposure by product category
Commercial exposure	$85,035	$81,506	$79,868	$78,119	$77,514	$3,529	4%	$7,521	10%
Retail exposure	80,622	79,677	78,545	77,938	77,954	945	1	2,668	3

Total credit exposure	$165,657	$161,183	$158,413	$156,057	$155,468	$4,474	3%	$10,189	7%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except ratios)

	AS OF					JUNE 30, 2016 CHANGE
	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2016			June 30, 2015
						$		%	$		%
NONPERFORMING ASSETS:
Commercial	$277	$284	$71	$88	$83	($7)		(2%)	$194		234%
Commercial real estate	70	86	77	42	42	(16)		(19)	28		67
Leases	—	—	—	—	—	—		—	—		—

Total commercial	347	370	148	130	125	(23)		(6)	222		178
Residential mortgages[2,3]	174	174	331	324	329	—		—	(155)		(47)
Home equity loans[2,4]	104	99	135	144	151	5		5	(47)		(31)
Home equity lines of credit[4]	251	261	272	270	292	(10)		(4)	(41)		(14)
Home equity loans serviced by others[5]	33	37	38	39	44	(4)		(11)	(11)		(25)
Home equity lines of credit serviced by others[5]	38	38	32	31	26	—		—	12		46
Automobile	43	42	42	38	30	1		2	13		43
Student	37	40	41	39	35	(3)		(8)	2		6
Credit card	14	16	16	15	14	(2)		(13)	—		—
Other retail	3	2	5	4	4	1		50	(1)		(25)

Total retail	697	709	912	904	925	(12)		(2)	(228)		(25)

Nonperforming loans and leases[1]	1,044	1,079	1,060	1,034	1,050	(35)		(3)	(6)		(1)

Accruing loans past due 90 days or more not included above	$26	$32	$—	$—	$—
Accruing loans past due 90 days or more included above	—	—	9	15	8
Commercial	1	1	1	1	1	—		—	—		—
Retail	47	47	45	38	37	—		—	10		27

Other nonperforming assets	48	48	46	39	38	—		—	10		26

Nonperforming assets	$1,092	$1,127	$1,106	$1,073	$1,088	($35)		(3)%	$4		—%

NONPERFORMING ASSETS BY PRODUCT CATEGORY:
Commercial	$348	$371	$149	$131	$126	($23)		(6%)	$222		176%
Retail	744	756	957	942	962	(12)		(2)	(218)		(23)

Nonperforming assets	$1,092	$1,127	$1,106	$1,073	$1,088	($35)		(3%)	$4		—%

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.20%	1.21%	1.23%	1.23%	1.24%	(1	) bps		(4	) bps
Allowance for loan and lease losses to nonperforming loans and leases[1]	119.27	113.43	114.64	116.12	114.37	(584	) bps		490	bps
Nonperforming loans and leases to loans and leases[1]	1.01	1.07	1.07	1.06	1.09	(6	) bps		(8	) bps
Nonperforming assets to total assets[1]	0.75	0.80	0.80	0.79	0.79	(5	) bps		(4	) bps

[1]	Nonperforming loans and leases included loans and leases on nonaccrual. Nonperforming loans and leases for periods prior to March 31, 2016 included loans and leases on nonaccrual and loans and leases accruing and 90 days or more past due.
[2]	Nonperforming balances at June 30, 2016 excluded $71 million of troubled debt restructured loans held for sale, including $54 million of residential mortgages and $17 million of home equity loans. On March 31, 2016, $97 million of previously nonperforming troubled debt restructured loans were transferred from loans and leases to other loans held for sale.
[3]	Nonperforming balances at June 30, 2016 excluded $15 million of first lien residential mortgage loans that are 100% guaranteed by the Federal Housing Administration and $34 million of guaranteed residential mortgage loans sold to GNMA for which the Company has the right but not the obligation to repurchase.
[4]	Restated September 30, 2015 and June 30, 2015 to conform to the current presentation.
[5]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS						2Q16 Change						2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16		2Q15		2016	2015	2015
						$	%	$	%			$	%
GROSS CHARGE-OFFS:
Commercial	$4	$13	$3	$10	$12	($9)	(69%)	($8)	(67%)	$17	$17	$—	—%
Commercial real estate	3	—	1	1	3	3	100	—	—	3	4	(1)	(25)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	7	13	4	11	15	(6)	(46)	(8)	(53)	20	21	(1)	(5)
Residential mortgages	5	6	5	5	6	(1)	(17)	(1)	(17)	11	12	(1)	(8)
Home equity loans	3	3	11	8	6	—	—	(3)	(50)	6	15	(9)	(60)
Home equity lines of credit	11	13	9	11	17	(2)	(15)	(6)	(35)	24	39	(15)	(38)
Home equity loans serviced by others[1]	11	9	9	8	7	2	22	4	57	20	15	5	33
Home equity lines of credit serviced by others[1]	4	3	4	3	3	1	33	1	33	7	7	—	—
Automobile	32	39	39	31	24	(7)	(18)	8	33	71	47	24	51
Student	14	11	14	12	15	3	27	(1)	(7)	25	25	—	—
Credit card	15	14	14	14	16	1	7	(1)	(6)	29	31	(2)	(6)
Other retail	11	15	15	17	12	(4)	(27)	(1)	(8)	26	24	2	8

Total retail	106	113	120	109	106	(7)	(6)	—	—	219	215	4	2

Total gross charge-offs	$113	$126	$124	$120	$121	($13)	(10%)	($8)	(7%)	$239	$236	$3	1%

GROSS RECOVERIES:
Commercial	$5	$3	$4	$3	$5	$2	67%	$—	—%	$8	$11	($3)	(27%)
Commercial real estate	—	1	3	3	3	(1)	(100)	(3)	100	1	25	(24)	(96)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	5	4	7	6	8	1	25	(3)	(38)	9	36	(27)	(75)
Residential mortgages	2	3	4	3	2	(1)	(33)	—	—	5	5	—	—
Home equity loans	3	2	4	3	2	1	50	1	50	5	4	1	25
Home equity lines of credit	4	3	4	3	6	1	33	(2)	(33)	7	11	(4)	(36)
Home equity loans serviced by others[1]	6	4	4	5	5	2	50	1	20	10	8	2	25
Home equity lines of credit serviced by others[1]	2	1	2	2	2	1	100	—	—	3	4	(1)	(25)
Automobile	17	17	15	14	11	—	—	6	55	34	20	14	70
Student	3	3	3	3	3	—	—	—	—	6	6	—	—
Credit card	2	2	2	2	2	—	—	—	—	4	4	—	—
Other retail	4	4	2	4	2	—	—	2	100	8	6	2	33

Total retail	43	39	40	39	35	4	10	8	23	82	68	14	21

Total gross recoveries	$48	$43	$47	$45	$43	$5	12%	$5	12%	$91	$104	($13)	(13%)

NET CHARGE-OFFS (RECOVERIES):
Commercial	($1)	$10	($1)	$7	$7	($11)	(110%)	($8)	(114%)	$9	$6	$3	50%
Commercial real estate	3	(1)	(2)	(2)	—	4	NM	3	100	2	(21)	23	110
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	2	9	(3)	5	7	(7)	(78)	(5)	(71)	11	(15)	26	173
Residential mortgages	3	3	1	2	4	—	—	(1)	(25)	6	7	(1)	(14)
Home equity loans	—	1	7	5	4	(1)	(100)	(4)	(100)	1	11	(10)	(91)
Home equity lines of credit	7	10	5	8	11	(3)	(30)	(4)	(36)	17	28	(11)	(39)
Home equity loans serviced by others[1]	5	5	5	3	2	—	—	3	150	10	7	3	43
Home equity lines of credit serviced by others[1]	2	2	2	1	1	—	—	1	100	4	3	1	33
Automobile	15	22	24	17	13	(7)	(32)	2	15	37	27	10	37
Student	11	8	11	9	12	3	38	(1)	(8)	19	19	—	—
Credit card	13	12	12	12	14	1	8	(1)	(7)	25	27	(2)	(7)
Other retail	7	11	13	13	10	(4)	(36)	(3)	(30)	18	18	—	—

Total retail	63	74	80	70	71	(11)	(15)	(8)	(11)	137	147	(10)	(7)

Total net charge-offs (recoveries)	$65	$83	$77	$75	$78	($18)	(22%)	($13)	(17%)	$148	$132	$16	12%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q16 Change								2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16			2Q15			2016	2015	2015
						$		%	$		%			$		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES:
Commercial	(0.01%)	0.12%	(0.01%)	0.08%	0.10%	(13	) bps		(11	) bps		0.05%	0.04%	1	bps
Commercial real estate	0.11	(0.01)	0.11	(0.11)	(0.03)	12	bps		14	bps		0.05	(0.54)	59	bps
Leases	—	—	—	—	—	—	bps		—	bps		—	—	—	bps
Total commercial	0.01	0.08	(0.03)	0.04	0.07	(7	) bps		(6	) bps		0.05	(0.07)	12	bps
Residential mortgages	0.08	0.09	0.05	0.05	0.14	(1	) bps		(6	) bps		0.08	0.12	(4	) bps
Home equity loans	0.01	0.06	1.07	0.60	0.56	(5	) bps		(55	) bps		0.03	0.69	(66	) bps
Home equity lines of credit	0.19	0.26	0.12	0.21	0.29	(7	) bps		(10	) bps		0.22	0.37	(15	) bps
Home equity loans serviced by others[1]	2.47	2.03	1.81	1.12	0.70	44	bps		177	bps		2.25	1.10	115	bps
Home equity lines of credit serviced by others[1]	2.35	2.09	1.99	1.23	0.89	26	bps		146	bps		2.21	1.24	97	bps
Automobile	0.41	0.65	0.71	0.50	0.38	(24	) bps		3	bps		0.53	0.40	13	bps
Student	0.83	0.64	1.07	1.07	1.56	19	bps		(73	) bps		0.74	1.36	(62	) bps
Credit card	3.19	3.07	2.98	2.96	3.36	12	bps		(17	) bps		3.13	3.31	(18	) bps
Other retail	3.00	4.18	4.38	5.56	4.42	(118	) bps		(142	) bps		3.58	3.85	(27	) bps
Total retail	0.48	0.55	0.60	0.54	0.56	(7	) bps		(8	) bps		0.51	0.58	(7	) bps
Total loans and leases	0.25%	0.33%	0.31%	0.31%	0.33%	(8	) bps		(8	) bps		0.29%	0.28%	1	bps
Memo: Average loans:
Commercial	$35,622	$34,018	$33,080	$32,832	$32,855	$1,604		5%	$2,767		8%	$34,820	$32,386	$2,434		8%
Commercial real estate	9,649	9,108	8,855	8,406	7,947	541		6	1,702		21	9,379	7,824	1,555		20
Leases	3,863	3,917	3,884	3,936	3,894	(54)		(1)	(31)		(1)	3,890	3,895	(5)		—

Total commercial	49,134	47,043	45,819	45,174	44,696	2,091		4	4,438		10	48,089	44,105	3,984		9
Residential mortgages	13,491	13,465	13,030	12,470	11,980	26		—	1,511		13	13,478	11,918	1,560		13
Home equity loans	2,231	2,471	2,751	2,928	3,138	(240)		(10)	(907)		(29)	2,351	3,234	(883)		(27)
Home equity lines of credit	14,477	14,632	14,659	14,813	15,084	(155)		(1)	(607)		(4)	14,554	15,196	(642)		(4)
Home equity loans serviced by others[1]	899	958	1,017	1,086	1,134	(59)		(6)	(235)		(21)	929	1,164	(235)		(20)
Home equity lines of credit serviced by others[1]	299	340	375	425	469	(41)		(12)	(170)		(36)	320	495	(175)		(35)
Automobile	13,972	13,792	13,824	13,810	13,484	180		1	488		4	13,882	13,210	672		5
Student	5,407	4,852	4,052	3,530	3,029	555		11	2,378		79	5,130	2,827	2,303		81
Credit card	1,600	1,601	1,625	1,616	1,606	(1)		—	(6)		—	1,600	1,621	(21)		(1)
Other retail	1,167	1,108	1,047	939	986	59		5	181		18	1,137	1,013	124		12

Total retail	53,543	53,219	52,380	51,617	50,910	324		1	2,633		5	53,381	50,678	2,703		5

Total loans and leases	$102,677	$100,262	$98,199	$96,791	$95,606	$2,415		2%	$7,071		7%	$101,470	$94,783	$6,687		7%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q16 Change						2016 Change
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16		2Q15		2016	2015	2015
						$	%	$	%			$	%
Allowance for loan and lease losses - beginning	$1,224	$1,216	$1,201	$1,201	$1,202	$8	1%	$22	2%	$1,216	$1,195	$21	2%
Charge-offs:
Commercial	7	13	4	11	15	(6)	(46)	(8)	(53)	20	21	(1)	(5)
Retail	106	113	120	109	106	(7)	(6)	—	—	219	215	4	2

Total charge-offs	113	126	124	120	121	(13)	(10)	(8)	(7)	239	236	3	1
Recoveries:
Commercial	5	4	7	6	8	1	25	(3)	(38)	9	36	(27)	(75)
Retail	43	39	40	39	35	4	10	8	23	82	68	14	21

Total recoveries	48	43	47	45	43	5	12	5	12	91	104	(13)	(13)

Net charge-offs	65	83	77	75	78	(18)	(22)	(13)	(17)	148	132	16	12
Provision for loan and lease losses:
Commercial	45	46	18	15	(6)	(1)	(2)	51	NM	91	6	85	NM
Retail	42	45	74	58	83	(3)	(7)	(41)	(49)	87	134	(47)	(35)

Total provision for loan and lease losses	87	91	92	73	77	(4)	(4)	10	13	178	140	38	27
Sale/Other	—	—	—	2	—	—	—	—	—	—	(2)	2	(100)

Allowance for loan and lease losses - ending	$1,246	$1,224	$1,216	$1,201	$1,201	$22	2%	$45	4%	$1,246	$1,201	$45	4%

Reserve for unfunded lending commitments - beginning	$58	$58	$59	$56	$56	$—	—%	$2	4%	$58	$61	($3)	(5%)
Provision for unfunded lending commitments	3	—	(1)	3	—	3	100	3	100	3	(5)	8	(160)

Reserve for unfunded lending commitments - ending	$61	$58	$58	$59	$56	$3	5%	$5	9%	$61	$56	$5	9%

Total allowance for credit losses - ending	$1,307	$1,282	$1,274	$1,260	$1,257	$25	2%	$50	4%	$1,307	$1,257	$50	4%

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	AS OF					JUNE 30, 2016 CHANGE
	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2016		June 30, 2015
ALLOWANCE COMPONENTS						$	%	$	%
ALLOWANCE FOR CREDIT LOSSES
Individually evaluated	$52	$42	$36	$23	$21	$10	24%	$31	148%
Formula-based evaluation	685	649	618	611	600	36	6	85	14

Total commercial	737	691	654	634	621	46	7	116	19
Individually evaluated	79	82	101	104	107	(3)	(4)	(28)	(26)
Formula-based evaluation	491	509	519	522	529	(18)	(4)	(38)	(7)

Total retail	570	591	620	626	636	(21)	(4)	(66)	(10)

Total allowance for credit losses	$1,307	$1,282	$1,274	$1,260	$1,257	$25	2%	$50	4%

CAPITAL AND RATIOS

(dollars in millions, except ratios)

	AS OF									FOR THE SIX MONTHS ENDED JUNE 30,
						JUNE 30, 2016 CHANGE						2016 Change
	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2016		June 30, 2015		2016	2015	2015
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS[1] (PRELIMINARY)
CET1 capital	$13,768	$13,570	$13,389	$13,200	$13,270	$198	1%	$498	4%
Tier 1 capital	14,015	13,817	13,636	13,447	13,517	198	1	498	4
Total capital	17,823	17,587	17,505	17,307	17,123	236	1	700	4
Risk-weighted assets	119,492	116,591	114,084	112,277	112,131	2,901	2	7,361	7
Adjusted average assets[2]	136,301	132,951	130,455	129,334	129,505	3,350	3	6,796	5
CET1 capital ratio	11.5%	11.6%	11.7%	11.8%	11.8%
Tier 1 capital ratio	11.7	11.9	12.0	12.0	12.1
Total capital ratio	14.9	15.1	15.3	15.4	15.3
Tier 1 leverage ratio	10.3	10.4	10.5	10.4	10.4
Pro forma Basel III fully phased-in common equity tier 1 capital ratio[4]	11.5	11.6	11.7	11.7	11.8
TANGIBLE COMMON EQUITY (period-end):
Common stockholders’ equity	$19,979	$19,718	$19,399	$19,353	$19,339	$261	1%	$640	3%	$19,979	$19,339	$640	3%
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets	2	3	3	3	4	(1)	(33)	(2)	(50)	2	4	(2)	(50)
Add: Deferred tax liabilities[3]	507	494	480	465	450	13	3	57	13	507	450	57	13

Total tangible common equity[4]	$13,608	$13,333	$13,000	$12,939	$12,909	$275	2%	$699	5%	$13,608	$12,909	$699	5%

TANGIBLE COMMON EQUITY (average):
Common stockholders’ equity	$19,768	$19,567	$19,359	$19,261	$19,391	$201	1%	$377	2%	$19,667	$19,399	$268	1%
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets	2	3	3	4	5	(1)	(33)	(3)	(60)	2	5	(3)	(60)
Add: Deferred tax liabilities[3]	496	481	468	453	437	15	3	59	14	488	430	58	13

Total tangible common equity[4]	$13,386	$13,169	$12,948	$12,834	$12,947	$217	2%	$439	3%	$13,277	$12,948	$329	3%

INTANGIBLE ASSETS (period-end):
Goodwill	$6,876	$6,876	$6,876	$6,876	$6,876	$—	—%	$—	—%	$6,876	$6,876	$—	—%
Other intangible assets	2	3	3	3	4	(1)	(33)	(2)	(50)	2	4	(2)	(50)

Total intangible assets	$6,878	$6,879	$6,879	$6,879	$6,880	($1)	—%	($2)	—%	$6,878	$6,880	($2)	—%

[1]	Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the Basel III standardized transitional approach.
[2]	Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
[3]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 30-31.

PER-SHARE RELATED INFORMATION

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q16 Change								2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16			2Q15			2016	2015	2015
EARNINGS PER SHARE DATA						$		%	$		%			$		%
Basic earnings per share:
Net income	$243	$223	$221	$220	$190	$20		9%	$53		28%	$466	$399	$67		17%
Less: Preferred stock dividends	—	7	—	7	—	(7)		(100)	—		—	7	—	7		100

Net income available to common stockholders	$243	$216	$221	$213	$190	$27		13%	$53		28%	$459	$399	$60		15%

Net income available to common stockholders excluding restructuring charges and special items[1]	$243	$216	$221	$213	$215	$27		13%	$28		13%	$459	$430	$29		7%

Total weighted-average basic shares outstanding	528,968,330	528,070,648	527,648,630	530,985,255	537,729,248	897,682		—	(8,760,918)		(2)	528,519,489	541,986,653	(13,467,164)		(2)
Net income per share - basic	$0.46	$0.41	$0.42	$0.40	$0.35	$0.05		12%	$0.11		31%	$0.87	$0.74	$0.13		18%
Net income per share, excluding restructuring charges and special items - basic[1]	$0.46	$0.41	$0.42	$0.40	$0.40	$0.05		12%	$0.06		15%	$0.87	$0.79	$0.08		10%
Diluted earnings per share:
Net income applicable to common stockholders	$243	$216	$221	$213	$190	$27		13	$53		28	$459	$399	$60		15
Add: Restructuring charges and special items, net of income tax expense	—	—	—	—	25	—		—	(25)		(100)	—	31	(31)		(100)

Net income applicable to common stockholders, excluding restructuring charges and special items[1]	$243	$216	$221	$213	$215	$27		13%	$28		13%	$459	$430	$29		7%

Total weighted-average basic shares outstanding	528,968,330	528,070,648	527,648,630	530,985,255	537,729,248	897,682		—	(8,760,918)		(2)	528,519,489	541,986,653	(13,467,164)		(2)
Add: Weighted-average dilutive shares	1,396,873	2,375,540	2,627,043	2,412,903	2,180,118	(978,667)		(41)	(783,245)		(36)	1,877,382	2,817,615	(940,233)		(33)

Total weighted-average diluted shares outstanding	530,365,203	530,446,188	530,275,673	533,398,158	539,909,366	(80,985)		—	(9,544,163)		(2)	530,396,871	544,804,268	(14,407,397)		(3)
Net income per share - diluted	$0.46	$0.41	$0.42	$0.40	$0.35	$0.05		12%	$0.11		31%	$0.87	$0.73	$0.14		19%
Net income per share, excluding restructuring charges and special items - diluted[1]	$0.46	$0.41	$0.42	$0.40	$0.40	$0.05		12%	$0.06		15%	$0.87	$0.79	$0.08		10%
COMMON SHARES OUTSTANDING
Common shares - at end of period	529,094,976	528,933,727	527,774,428	527,636,510	537,149,717	161,249		—%	(8,054,741)		(1%)	529,094,976	537,149,717	(8,054,741)		(1%)
Cash dividends declared and paid per share	$0.12	$0.10	$0.10	$0.10	$0.10	$0.02		20	$0.02		20	$0.22	$0.20	$0.02		10
Book value per share	$37.76	$37.28	$36.76	$36.68	$36.00	$0.48		1	$1.76		5	$37.76	$36.00	$1.76		5
Tangible book value per share[1]	$25.72	$25.21	$24.63	$24.52	$24.03	$0.51		2	$1.69		7	$25.72	$24.03	$1.69		7
Dividend payout ratio	26%	24%	24%	25%	28%	200	bps		(200	) bps		25%	27%	(200	) bps
SHARE PRICE
High	$24.24	$25.99	$27.17	$28.18	$28.71	($1.75)		(7%)	($4.47)		(16%)	$25.99	$28.71	($2.72)		(9%)
Low	18.34	18.04	22.48	21.14	24.03	0.30		2	(5.69)		(24)	18.04	22.67	(4.63)		(20)
Close	19.98	20.95	26.19	23.86	27.31	(0.97)		(5)	(7.33)		(27)	19.98	27.31	(7.33)		(27)
Market Capitalization	10,571	11,081	13,822	12,589	14,670	(510)		(5)	(4,099)		(28)	10,571	14,670	(4,099)		(28)

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items)

(dollars in millions, except per-share data)

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures. These reconciliations exclude restructuring charges and/or special items, which are included, where applicable, in the financial results presented in accordance with GAAP. Restructuring charges and special items include expenses related to our efforts to improve processes and enhance efficiencies, as well as rebranding, separation from RBS and regulatory expenses.

The non-GAAP measures presented below include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “ noninterest expense”, “pre-provision profit”, “income before income tax expense”, “income tax expense”, “net income”, “net income available to common stockholders”, “salaries and employee benefits”, “outside services”, “occupancy”, “equipment expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”. In addition, we present computations for “tangible book value per common share”, “return on average tangible common equity”, “return on average total tangible assets”, “efficiency ratio” and “pro forma Basel III fully phased-in common equity tier 1 capital” as part of our non-GAAP measures.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.

We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q16 Change						2016 Change
		2Q16	1Q16	4Q15	3Q15	2Q15	1Q16		2Q15		2016	2015	2015
							$	%	$	%			$	%
Noninterest income, excluding special items:
Noninterest income (GAAP)		$355	$330	$362	$353	$360	$25	8%	($5)	(1%)	$685	$707	($22)	(3%)
Less: Special items		—	—	—	—	—	—	—	—	—	—	—	—	—

Noninterest income, excluding special items (non-GAAP)		$355	$330	$362	$353	$360	$25	8%	($5)	(1%)	$685	$707	($22)	(3%)

Total revenue, excluding special items:
Total revenue (GAAP)	A	$1,278	$1,234	$1,232	$1,209	$1,200	$44	4%	$78	7%	$2,512	$2,383	$129	5%
Less: Special items		—	—	—	—	—	—	—	—	—	—	—	—	—

Total revenue, excluding special items (non-GAAP)	B	$1,278	$1,234	$1,232	$1,209	$1,200	$44	4%	$78	7%	$2,512	$2,383	$129	5%

Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)	C	$827	$811	$810	$798	$841	$16	2%	($14)	(2%)	$1,638	$1,651	($13)	(1%)
Less: Restructuring charges and special items		—	—	—	—	40	—	—	(40)	(100)	—	50	(50)	(100)

Noninterest expense, excluding restructuring charges and special items (non-GAAP)	D	$827	$811	$810	$798	$801	$16	2%	$26	3%	$1,638	$1,601	$37	2%

Pre-provision profit, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)		$1,278	$1,234	$1,232	$1,209	$1,200	$44	4%	$78	7%	$2,512	$2,383	$129	5%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)		827	811	810	798	801	16	2	26	3	1,638	1,601	37	2

Pre-provision profit, excluding restructuring charges and special items (non-GAAP)		$451	$423	$422	$411	$399	$28	7%	$52	13%	$874	$782	$92	12%

Income before income tax expense, excluding restructuring charges and special items:
Income before income tax expense (GAAP)		$361	$332	$331	$335	$282	$29	9%	$79	28%	$693	$597	$96	16%
Less: Income before income tax (benefit) related to restructuring charges and special items (GAAP)		—	—	—	—	(40)	—	—	40	(100)	—	(50)	50	(100)

Income before income tax expense, excluding restructuring charges and special items (non-GAAP)		$361	$332	$331	$335	$322	$29	9%	$39	12%	$693	$647	$46	7%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q16 Change								2016 Change
		2Q16	1Q16	4Q15	3Q15	2Q15	1Q16			2Q15			2016	2015	2015
							$		%	$		%			$		%
Income tax expense, excluding restructuring charges and special items:
Income tax expense (GAAP)		$118	$109	$110	$115	$92	$9		8%	$26		28%	$227	$198	$29		15%
Less: Income tax (benefit) related to restructuring charges and special items (GAAP)		—	—	—	—	(15)	—		—	15		(100)	—	(19)	19		(100)

Income tax expense, excluding restructuring charges and special items (non-GAAP)		$118	$109	$110	$115	$107	$9		8%	$11		10%	$227	$217	$10		5%

Net income, excluding restructuring charges and special items:
Net income (GAAP)	E	$243	$223	$221	$220	$190	$20		9%	$53		28%	$466	$399	$67		17%
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	—	—	25	—		—	(25)		(100)	—	31	(31)		(100)

Net income, excluding restructuring charges and special items (non-GAAP)	F	$243	$223	$221	$220	$215	$20		9%	$28		13%	$466	$430	$36		8%

Net income available to common stockholders (GAAP), excluding restructuring charges and special items:
Net income available to common stockholders (GAAP)	G	$243	$216	$221	$213	$190	$27		13%	$53		28%	$459	$399	$60		15%
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	—	—	25	—		—	(25)		(100)	—	31	(31)		(100)

Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)	H	$243	$216	$221	$213	$215	$27		13%	$28		13%	$459	$430	$29		7%

Return on average common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	I	$19,768	$19,567	$19,359	$19,261	$19,391	$201		1%	$377		2%	$19,667	$19,399	$268		1%
Return on average common equity, excluding restructuring charges and special items (non-GAAP)	H/I	4.94%	4.45%	4.51%	4.40%	4.45%	49	bps		49	bps		4.70%	4.47%	23	bps
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	I	$19,768	$19,567	$19,359	$19,261	$19,391	$201		1%	$377		2%	$19,667	$19,399	$268		1%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—	6,876	6,876	—		—
Less: Average other intangibles (GAAP)		2	3	3	4	5	(1)		(33)	(3)		(60)	2	5	(3)		(60)
Add: Average deferred tax liabilities related to goodwill (GAAP)		496	481	468	453	437	15		3	59		14	488	430	58		13

Average tangible common equity (non-GAAP)	J	$13,386	$13,169	$12,948	$12,834	$12,947	$217		2%	$439		3%	$13,277	$12,948	$329		3%

Return on average tangible common equity (non-GAAP)	G/J	7.30%	6.61%	6.75%	6.60%	5.90%	69	bps		140	bps		6.96%	6.21%	75	bps
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)	H/J	7.30%	6.61%	6.75%	6.60%	6.67%	69	bps		63	bps		6.96%	6.70%	26	bps
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)	K	$142,179	$138,780	$136,298	$135,103	$135,521	$3,399		2%	$6,658		5%	$140,479	$134,429	$6,050		5%
Return on average total assets, excluding restructuring charges and special items (non-GAAP)	F/K	0.69%	0.65%	0.64%	0.65%	0.64%	4	bps		5	bps		0.67%	0.65%	2	bps
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP)	K	$142,179	$138,780	$136,298	$135,103	$135,521	$3,399		2%	$6,658		5%	$140,479	$134,429	$6,050		5%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—	6,876	6,876	—		—
Less: Average other intangibles (GAAP)		2	3	3	4	5	(1)		(33)	(3)		(60)	2	5	(3)		(60)
Add: Average deferred tax liabilities related to goodwill (GAAP)		496	481	468	453	437	15		3	59		14	488	430	58		13

Average tangible assets (non-GAAP)	L	$135,797	$132,382	$129,887	$128,676	$129,077	$3,415		3%	$6,720		5%	$134,089	$127,978	$6,111		5%

Return on average total tangible assets (non-GAAP)	E/L	0.72%	0.68%	0.67%	0.68%	0.59%	4	bps		13	bps		0.70%	0.63%	7	bps
Return on average total tangible assets, excluding restructuring charges and special items (non-GAAP)	F/L	0.72%	0.68%	0.67%	0.68%	0.67%	4	bps		5	bps		0.70%	0.68%	2	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q16 Change								2016 Change
		2Q16	1Q16	4Q15	3Q15	2Q15	1Q16			2Q15			2016	2015	2015
							$		%	$		%			$		%
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Efficiency ratio (non-GAAP)	C/A	64.71%	65.66%	65.76%	66.02%	70.02%	(95	) bps		(531	) bps		65.18%	69.27%	(409	) bps
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)	D/B	64.71%	65.66%	65.76%	66.02%	66.70%	(95	) bps		(199	) bps		65.18%	67.17%	(199	) bps
Tangible book value per common share:
Common shares - at end of period (GAAP)	M	529,094,976	528,933,727	527,774,428	527,636,510	537,149,717	161,249		—%	(8,054,741)		(1%)	529,094,976	537,149,717	(8,054,741)		(1%)
Common stockholders’ equity (GAAP)		$19,979	$19,718	$19,399	$19,353	$19,339	$261		1	$640		3	$19,979	$19,339	$640		3
Less: Goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—	6,876	6,876	—		—
Less: Other intangible assets (GAAP)		2	3	3	3	4	(1)		(33)	(2)		(50)	2	4	(2)		(50)
Add: Deferred tax liabilities related to goodwill (GAAP)		507	494	480	465	450	13		3	57		13	507	450	57		13

Tangible common equity (non-GAAP)	N	$13,608	$13,333	$13,000	$12,939	$12,909	$275		2%	$699		5%	$13,608	$12,909	$699		5%

Tangible book value per common share (non-GAAP)	N/M	$25.72	$25.21	$24.63	$24.52	$24.03	$0.51		2%	$1.69		7%	$25.72	$24.03	$1.69		7%
Net income per average common share - basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding - basic (GAAP)	O	528,968,330	528,070,648	527,648,630	530,985,255	537,729,248	897,682		—%	(8,760,918)		(2%)	528,519,489	541,986,653	(13,467,164)		(2%)
Average common shares outstanding - diluted (GAAP)	P	530,365,203	530,446,188	530,275,673	533,398,158	539,909,366	(80,985)		—	(9,544,163)		(2)	530,396,871	544,804,268	(14,407,397)		(3)
Net income available to common stockholders (GAAP)	G	$243	$216	$221	$213	$190	$27		13	$53		28	$459	$399	$60		15
Net income per average common share - basic (GAAP)	G/O	0.46	0.41	0.42	0.40	0.35	0.05		12	0.11		31	0.87	0.74	0.13		18
Net income per average common share - diluted (GAAP)	G/P	0.46	0.41	0.42	0.40	0.35	0.05		12	0.11		31	0.87	0.73	0.14		19
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)	H	243	216	221	213	215	27		13	28		13	459	430	29		7
Net income per average common share - basic, excluding restructuring charges and special items (non-GAAP)	H/O	0.46	0.41	0.42	0.40	0.40	0.05		12	0.06		15	0.87	0.79	0.08		10
Net income per average common share - diluted, excluding restructuring charges and special items (non-GAAP)	H/P	0.46	0.41	0.42	0.40	0.40	0.05		12	0.06		15	0.87	0.79	0.08		10
Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]:
Common equity tier 1 (regulatory)		$13,768	$13,570	$13,389	$13,200	$13,270
Less: Change in DTA and other threshold deductions (GAAP)		1	1	2	2	3

Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP)	Q	$13,767	$13,569	$13,387	$13,198	$13,267

Risk-weighted assets (regulatory general risk weight approach)		$119,492	$116,591	$114,084	$112,277	$112,131
Add: Net change in credit and other risk-weighted assets (regulatory)		228	232	244	243	247

Basel III standardized approach risk-weighted assets (non-GAAP)	R	$119,720	$116,823	$114,328	$112,520	$112,378

Pro forma Basel III fully phased-in common equity tier 1 capital ratio (non-GAAP)[1]	Q/R	11.5%	11.6%	11.7%	11.7%	11.8%

[1]	Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q16 Change						2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16		2Q15		2016	2015	2015
						$	%	$	%			$	%
Salaries and employee benefits, excluding restructuring charges and special items:
Salaries and employee benefits (GAAP)	$432	$425	$402	$404	$411	$7	2%	$21	5%	$857	$830	$27	3%
Less: Restructuring charges and special items	—	—	(2)	—	6	—	—	(6)	(100)	—	5	(5)	(100)

Salaries and employee benefits, excluding restructuring charges and special items (non-GAAP)	$432	$425	$404	$404	$405	$7	2%	$27	7%	$857	$825	$32	4%

Outside services, excluding restructuring charges and special items:
Outside services (GAAP)	$86	$91	$104	$89	$99	($5)	(5%)	($13)	(13%)	$177	$178	($1)	(1%)
Less: Restructuring charges and special items	—	—	2	—	16	—	—	(16)	(100)	—	24	(24)	(100)

Outside services, excluding restructuring charges and special items (non-GAAP)	$86	$91	$102	$89	$83	($5)	(5%)	$3	4%	$177	$154	$23	15%

Occupancy, excluding restructuring charges and special items:
Occupancy (GAAP)	$76	$76	$74	$75	$90	$—	—%	($14)	(16%)	$152	$170	($18)	(11%)
Less: Restructuring charges and special items	—	—	—	—	15	—	—	(15)	(100)	—	17	(17)	(100)

Occupancy, excluding restructuring charges and special items (non-GAAP)	$76	$76	$74	$75	$75	$—	—%	$1	1%	$152	$153	($1)	(1)%

Equipment expense, excluding restructuring charges and special items:
Equipment expense (GAAP)	$64	$65	$67	$62	$65	($1)	(2%)	($1)	(2%)	$129	$128	$1	1%
Less: Restructuring charges and special items	—	—	—	—	—	—	—	—	—	—	1	(1)	(100)

Equipment expense, excluding restructuring charges and special items (non-GAAP)	$64	$65	$67	$62	$65	($1)	(2%)	($1)	(2%)	$129	$127	$2	2%

Other operating expense, excluding restructuring charges and special items:
Other operating expense (GAAP)	$128	$115	$125	$133	$139	$13	11%	($11)	(8%)	$243	$272	($29)	(11%)
Less: Restructuring charges and special items	—	—	—	—	3	—	—	(3)	(100)	—	3	(3)	(100)

Other operating expense, excluding restructuring charges and special items (non-GAAP)	$128	$115	$125	$133	$136	$13	11%	($8)	(6%)	$243	$269	($26)	(10%)

Restructuring charges and special expense items include:
Restructuring charges	$—	$—	$—	$—	$25	$—	—%	($25)	(100%)	$—	$26	($26)	(100%)
Special items	—	—	—	—	15	—	—	(15)	(100)	—	24	(24)	(100)

Restructuring charges and special expense items	$—	$—	$—	$—	$40	$—	—%	($40)	(100%)	$—	$50	($50)	(100%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(dollars in millions)

		THREE MONTHS ENDED JUNE 30,				THREE MONTHS ENDED MAR 31,				THREE MONTHS ENDED DEC 31,
		2016				2016				2015
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (GAAP)	A	$90	$164	($11)	$243	$71	$133	$19	$223	$67	$152	$2	$221
Less: Preferred stock dividends		—	—	—	—	—	—	7	7	—	—	—	—

Net income available to common stockholders	B	$90	$164	($11)	$243	$71	$133	$12	$216	$67	$152	$2	$221

Return on average tangible common equity
Average common equity (GAAP)		$5,110	$5,040	$9,618	$19,768	$5,089	$4,790	$9,688	$19,567	$4,831	$4,787	$9,741	$19,359
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	2	2	—	—	3	3	—	—	3	3
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	496	496	—	—	481	481	—	—	468	468

Average tangible common equity (non-GAAP)	C	$5,110	$5,040	$3,236	$13,386	$5,089	$4,790	$3,290	$13,169	$4,831	$4,787	$3,330	$12,948

Return on average tangible common equity (non-GAAP)	B/C	7.09%	13.04%	NM	7.30%	5.59%	11.19%	NM	6.61%	5.50%	12.57%	NM	6.75%
Return on average total tangible assets
Average total assets (GAAP)		$55,660	$47,388	$39,131	$142,179	$55,116	$45,304	$38,360	$138,780	$54,065	$43,835	$38,398	$136,298
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	2	2	—	—	3	3	—	—	3	3
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	496	496	—	—	481	481	—	—	468	468

Average tangible assets (non-GAAP)	D	$55,660	$47,388	$32,749	$135,797	$55,116	$45,304	$31,962	$132,382	$54,065	$43,835	$31,987	$129,887

Return on average total tangible assets (non-GAAP)	A/D	0.65%	1.39%	NM	0.72%	0.52%	1.18%	NM	0.68%	0.49%	1.37%	NM	0.67%
Efficiency ratio
Noninterest expense (GAAP)	E	$632	$186	$9	$827	$616	$187	$8	$811	$624	$180	$6	$810
Net interest income (GAAP)		602	314	7	923	581	300	23	904	565	301	4	870
Noninterest income (GAAP)		219	122	14	355	208	99	23	330	226	107	29	362

Total revenue	F	$821	$436	$21	$1,278	$789	$399	$46	$1,234	$791	$408	$33	$1,232

Efficiency ratio (non-GAAP)	E/F	76.98%	42.88%	NM	64.71%	78.08%	46.74%	NM	65.66%	78.85%	44.02%	NM	65.76%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(dollars in millions)

		THREE MONTHS ENDED SEPT 30,				THREE MONTHS ENDED JUNE 30,
		2015				2015
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$68	$145	$7	$220	$66	$135	($11)	$190
Less: Preferred stock dividends		—	—	7	7	—	—	—	—

Net income available to common stockholders	B	$68	$145	$—	$213	$66	$135	($11)	$190

Return on average tangible common equity
Average common equity (GAAP)		$4,791	$4,722	$9,748	$19,261	$4,681	$4,625	$10,085	$19,391
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	4	4	—	—	5	5
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	453	453	—	—	437	437

Average tangible common equity (non-GAAP)	C	$4,791	$4,722	$3,321	$12,834	$4,681	$4,625	$3,641	$12,947

Return on average tangible common equity (non-GAAP)	B/C	5.67%	12.24%	NM	6.60%	5.66%	11.69%	NM	5.90%
Return on average total tangible assets
Average total assets (GAAP)		$53,206	$43,113	$38,784	$135,103	$52,489	$42,617	$40,415	$135,521
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	4	4	—	—	5	5
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	453	453	—	—	437	437

Average tangible assets (non-GAAP)	D	$53,206	$43,113	$32,357	$128,676	$52,489	$42,617	$33,971	$129,077

Return on average total tangible assets (non-GAAP)	A/D	0.51%	1.34%	NM	0.68%	0.51%	1.27%	NM	0.59%
Efficiency ratio
Noninterest expense (GAAP)	E	$623	$175	$—	$798	$613	$181	$47	$841
Net interest income (GAAP)		556	299	1	856	544	286	10	840
Noninterest income (GAAP)		235	100	18	353	230	108	22	360

Total revenue	F	$791	$399	$19	$1,209	$774	$394	$32	$1,200

Efficiency ratio (non-GAAP)	E/F	78.72%	43.75%	NM	66.02%	79.25%	46.07%	NM	70.02%

NON-GAAP MEASURES - SEGMENTS (CONTINUED)

(dollars in millions)

		FOR THE SIX MONTHS ENDED JUNE 30,
		2016				2015
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$161	$297	$8	$466	$127	$282	($10)	$399
Less: Preferred stock dividends		—	—	7	7	—	—	—	—

Net income available to common stockholders	B	$161	$297	$1	$459	$127	$282	($10)	$399

Return on average tangible common equity
Average common equity (GAAP)		$5,099	$4,915	$9,653	$19,667	$4,665	$4,576	$10,158	$19,399
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	2	2	—	—	5	5
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	488	488	—	—	430	430

Average tangible common equity (non-GAAP)	C	$5,099	$4,915	$3,263	$13,277	$4,665	$4,576	$3,707	$12,948

Return on average tangible common equity (non-GAAP)	B/C	6.34%	12.14%	NM	6.96%	5.48%	12.41%	NM	6.21%
Return on average total tangible assets
Average total assets (GAAP)		$55,388	$46,346	$38,745	$140,479	$52,048	$42,114	$40,267	$134,429
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	2	2	—	—	5	5
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	488	488	—	—	430	430

Average tangible assets (non-GAAP)	D	$55,388	$46,346	$32,355	$134,089	$52,048	$42,114	$33,816	$127,978

Return on average total tangible assets (non-GAAP)	A/D	0.58%	1.29%	NM	0.70%	0.49%	1.35%	NM	0.63%
Efficiency ratio
Noninterest expense (GAAP)	E	$1,248	$373	$17	$1,638	$1,209	$354	$88	$1,651
Net interest income (GAAP)		1,183	614	30	1,827	1,077	562	37	1,676
Noninterest income (GAAP)		427	221	37	685	449	208	50	707

Total revenue	F	$1,610	$835	$67	$2,512	$1,526	$770	$87	$2,383

Efficiency ratio (non-GAAP)	E/F	77.52%	44.73%	NM	65.18%	79.25%	46.04%	NM	69.27%

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”

Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:

•	negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;

•	the rate of growth in the economy and employment levels, as well as general business and economic conditions;

•	our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;

•	our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;

•	liabilities and business restrictions resulting from litigation and regulatory investigations;

•	our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

•	the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;

•	changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;

•	the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;

•	financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;

•	a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks; and

•	management’s ability to identify and manage these and other risks.

In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission on February 26, 2016.